SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) November 29, 2002
                                                 -----------------


                          LYNCH INTERACTIVE CORPORATION

             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       1-15097               06-1458056

(State of other               (Commission File          (IRS Employer
Jurisdiction of                   Number)               Identification)
Incorporation)




401 Theodore Fremd Avenue  Rye, New York                      10580
----------------------------------------                      -----

(Address of Principal Executive Offices                      Zip Code



Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                    ------------


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ITEM 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

     On November 29, 2002, Lynch Interactive Corporation repurchased from Cascade Investment, LLC, all of the remaining outstanding $10 million in principal amount of its 6% convertible notes. The repurchase price was at 105% of the principal amount.

     Attached as Exhibit 99.1 is a copy of the press release announcing such repurchase.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c) Exhibit 99.1--Press Release of Lynch Interactive Corporation, dated November 29, 2002

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LYNCH INTERACTIVE CORPORATION

                                 /s/ Robert E. Dolan
                                 ------------------------------
                                 Robert E. Dolan
                                 Chief Financial Officer




Date: November 29, 2002

                                  EXHIBIT INDEX

Exhibit 99.1--Press Release of Lynch Interactive Corporation, dated November 29, 2002